UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2006

PhotoWorks, Inc.

(Exact name of registrant as specified in its charter)

0-15338

(Commission File Number)

Washington	91-0964899
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1260 16th Avenue West, Seattle, WA 98119

(Address of principal executive offices, with zip code)

206-281-1390

(Registrant's telephone number, including area code)

[Former Name or Former Address, if applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

0225103.08

Item 2.02. Results of Operations and Financial Condition.

On January 13, 2006, the Company issued a press release containing its results of operations for the fourth quarter of fiscal 2005 and for the full 2005 fiscal year. The press release is included in this report in Item 9.01.

Item 9.01 Exhibits

99.1. Press release dated January 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhotoWorks, Inc.

Date: January 13, 2006	By: /s/ Philippe Sanchez

Philippe Sanchez

President

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